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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                   FORM 8-K


                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 25, 1999

                              RYERSON TULL, INC.
      -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  1-11767                    36-3431962
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(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

           2621 West 15th Place
            Chicago, Illinois                                      60608
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including are code: (773) 762-2121

                              Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     The Press Release dated January 25, 1999 attached hereto as Exhibit 99.1 is incorporated herein by reference in answer to this Item 5.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 27, 1999                    INLAND STEEL INDUSTRIES, INC.


                                           By: /s/ Jay M. Gratz
                                                   -------------------------
                                                   Jay M. Gratz
                                                   Vice President and
                                                   Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit
Number                        Description
------                        -----------

99.1           Press Release dated January 25, 1999

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